Interim Report to Shareholders

First Quarter Ended September 30, 2026

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease: or “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company invests in public equities and other investments to generate capital appreciation and maximize current income, while retaining the balance of its lease portfolio.

This interim report for the quarter ended September 30, 2026, prepared without audit, provides an update to the annual report for the fiscal year ended June 30, 2026. Accordingly, it does not contain all information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available at https://www.calfirstlease.com/investor. The Company’s periodic results and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Income Data	Three months ended September 30,
	2026	2025
Dividend and interest income	$1,255,585	$1,071,741
Lease income	101,918	274,202
Operating expenses	(659,555)	(570,284)
Net Investment and lease income	$697,948	$775,658
Net realized (loss) gain on sale of investments	(1,829,475)	21,960
Increase (decrease) in unrealized appreciation of securities	(25,901,498)	20,147,270
Earnings (loss) before income taxes	(27,033,025)	20,944,888
Less: Income taxes expense (benefit)	(2,877,822)	5,760,190
Net earnings (loss)	$(24,155,203)	$15,184,698
Shares of Common stock outstanding	179,568	179,568
Total return
CFNB based on NAV	(5.6)%	5.9%
S&P 500 (TR) Index	2.3%	8.3%

Selected Asset Data	Quarter End 9/30/2026	Year End 6/30/2026
Short-term investments	$33,867,853	$50,212,458
Equity securities	460,672,182	471,105,450
Lease assets	1,442,674	2,490,804
Total Assets	$496,948,544	$524,399,430
Shareholders’ equity (NAV)	$408,642,892	$432,798,095
Beginning Net Asset Value (NAV) per share	$2,410.37	$1,429.48
Net earnings (loss) per share	(134.52)	980.89
Dividends paid per share	-	-
Net Asset Value per share, end of period	$2,275.85	$2,410.37

Equity Investment Portfolio

The distribution of equity securities and gains or losses by segment at September 30, 2026 is summarized below.

		Unrealized			Fair Value at
	Cost	Gains	(Losses)	Fair value	June 30,2026
as of September 30, 2026
Commercial / Industrial	$86,347,494	$269,804,755	$(133,647)	$356,018,602	$374,010,018
Consumer	32,108,244	3,218,730	(1,922,944)	33,404,030	31,741,846
Financial	18,414,414	22,712,888	(157,914)	40,969,389	40,385,535
Healthcare	21,692,324	1,707,338	(1,374,222)	22,025,440	16,043,183
Exchange-traded Funds	6,480,848	1,773,875	-	8,254,722	8,924,867
	$165,043,323	$299,217,586	$(3,588,727)	$460,672,182	$471,105,450

California First Leasing Corporation	Interim Report as of September 30,2026

Statement of Investments -- September 30, 2026

Common Stocks-- 110.71%	Description	Shares	Value
Auto & Truck Dealerships-- 0.77%	LITHIA MTRS INC	10,759	$3,139,799
Auto Parts-- 1.17%	ALLISON TRANSMISSION	42,290	4,789,765
Banks - Diversified-- 4.00%	WELLS FARGO & CO NEW	106,400	8,517,320
	BANK OF AMERICA CORP	117,500	6,395,525
	JPMORGAN CHASE & CO	4,380	1,449,035
			16,361,880
Capital Markets-- 5.11%	GOLDMAN SACHS GROUP INC	23,200	20,888,352
Computer Hardware-- 0.24%	ARISTA NETWORKS INC NEW (1)	4,831	983,543
Credit Services-- 0.44%	VISA INC CLASS A	5,004	1,798,087
Drug Manufacturers-- 0.73%	ELI LILLY & CO	2,565	2,967,910
Drug Manufacturers-Specialty & Generic-- 0.60%	NEUROCRINE BIOSCIENCES (1)	17,165	2,434,684
Electronic Componets-- 0.02%	SANMINA CORP (1)	438	94,131
Engineering & Construction-- 3.53%	COMFORT SYS USA INC	8,720	14,423,665
Entertainment-- 0.62%	NETFLIX INC (1)	36,623	2,548,228
Financial Date & Exchanges-- 0.47%	S&P GLOBAL INC	4,870	1,921,069
Footwear & Accessories-- 0.61%	ON HOLDING AG (1)	84,100	2,490,201
Healthcare Plans-- 2.47%	THE CIGNA GROUP	30,710	8,347,899
	UNITEDHEALTH GROUP	4,754	1,745,098
			10,092,998
Internet Content & Information-- 11.85%	ALPHABET INC VOTING	99,900	34,373,592
	META PLATFORMS INC	19,400	14,068,492
			48,442,084
Internet Retail-- 0.75%	AMAZON COM INC (1)	33,263	8,287,476
	MAPLEBEAR INC (1)	59,240	2,554,429
	ALIBABA GRP HLDG LTD ADR	4,900	526,946
			11,368,851
Medical Instruments & Supplies-- 1.60%	ALIGN TECH INC (1)	44,925	6,529,849
Oil & Gas Equipment & Services-- 1.54%	SLB LTD	129,000	6,284,880
Oil & Gas Integrated-- 6.40%	EXXONMOBIL HLDGS CORP	160,800	26,170,200
Resorts & Casinos-- 0.80%	VAIL RESORTS INC	23,708	3,252,263
Semiconductor Equipment & Materials-- 11.87%	APPLIED MATERIALS INC	88,236	45,122,126
	QNITY ELECTRONICS	26,970	3,391,208
			48,513,333
Semiconductors-- 39.29%	MICRON TECHNOLOGY INC	71,628	76,291,699
	MARVELL TECHNOLOGY INC	130,800	34,558,668
	ADVANCED MICRO	54,000	33,035,040
	TAIWAN SEMICONDUCTOR	36,550	16,673,745
			160,559,152
Software-- 1.90%	UBER TECHNOLOGIES (1)	113,103	7,748,687
Software - Infrastructure-- 7.96%	TWILIO INC (1)	44,000	12,868,240
	DIGITALOCEAN HOLDINGS (1)	87,600	11,684,964
	ZETA GLOBAL HOLDINGS (1)	253,163	7,992,356
			32,545,560
Specialty Chemicals-- 0.57%	DUPONT DE NEMOURS INC	17,980	2,335,422
Tobacco-- 0.70%	BRITISH AMERN TOB PLC	52,500	2,856,000
Travel Services-- 2.66%	AIRBNB INC (1)	58,885	9,459,875
	BOOKING HLDGS INC	8,698	1,416,991
			10,876,866
	Common Stocks (cost: $158,562,475)		$452,417,460
Exchange Traded Fund (ETF)
Small-Cap Core ETF -- 2.02%	ISHARES RUSSELL 2000 ETF (cost: $6,480,848)	29,705	8,254,722
	Total Equity Securities (cost: $165,043,323)		$460,672,182
Short-Term Investments-- 8.29%
Money Market	Fidelity MM Treasury (3.79%)		3,545,080
	JPMorgan Prime (3.89%)		30,322,773
	Short-Term Investments (cost: $33,867,853)		$33,867,853
	Total Investments (cost: $198,911,177 )		$494,540,036
	Net Assets at September 30, 2026		$408,642,892

(1)	Non-income producing security
*	Rate is the annualized seven-day yield of the fund at period end.